EXHIBIT 10.1

RF MICRO DEVICES, INC.
2006 DIRECTORS STOCK OPTION PLAN

(As Amended and Restated Effective May 7, 2009)

RF MICRO DEVICES, INC.

2006 DIRECTORS STOCK OPTION PLAN

(As Amended and Restated Effective May 7, 2009)

1.                  Definitions.

In addition to other terms defined herein, the following terms shall have the meanings given below:

(a)                Administrator means the Board, and, upon its delegation of all or part of its authority to administer the Plan to the Committee, the Committee.

(b)               Affiliate means any Parent or Subsidiary of the Corporation, and also includes any other business entity which is controlled by, under common control with or controls the Corporation; provided, however, that the term "Affiliate" shall be construed in a manner in accordance with the registration provisions of applicable federal securities laws and as permitted under Code Section 409A.

(c)                Annual Option means an Option which may be granted on an annual basis to a Nonemployee Director of the Corporation as provided in Section 7.

(d)               Annual RSU means an RSU which may be granted to a Nonemployee Director on an annual basis under the terms of the Director Compensation Plan and 2003 Plan (or other applicable stock plan).

(e)                Board or Board of Directors means the Board of Directors of the Corporation.

(f)                 Cause shall mean a Participant's termination of service as a Director resulting from the Participant's termination for "Cause" due to the Participant's (i) dishonesty, (ii) refusal to perform his duties for the Corporation, (iii) engaging in conduct that could be materially damaging to the Corporation without a reasonable good faith belief that such conduct was in the best interest of the Corporation, or (iv) termination for any other reason which the Administrator in its sole discretion determines constitutes a termination for "Cause."

(g)               Change of Control:

(i)                 General:  Except as may be otherwise provided in an individual Option Agreement or as may be otherwise required in order to comply with Code Section 409A, a Change of Control shall be deemed to have occurred on the earliest of the following dates:

(A)              The date any entity or person shall have become the beneficial owner of, or shall obtained voting control over, fifty-one (51%) or more of the outstanding Common Stock of the Corporation.

(B)              The date the shareholders of the Corporation approve a definitive agreement (X) to merge or consolidate the Corporation with or into another corporation or other business entity (each, a "corporation"), in which the Corporation is not the continuing or surviving corporation or pursuant to which any shares of Common Stock of the Corporation would be converted into cash, securities or other property of another corporation, other than a merger or consolidation of the Corporation in which holders of Common Stock immediately prior to the merger or consolidation have the same proportionate ownership of Common Stock of the surviving corporation immediately after the merger as immediately before, or (Y) to sell or otherwise dispose of all or substantially all the assets of the Corporation; or

(C)              The date there shall have been a change in a majority of the Board of Directors of the Corporation within a 12-month period unless the nomination for election by the Corporation's shareholders of each new Director was approved by the vote of two-thirds of the Directors then still in office who were in office at the beginning of the 12-month period.

(For purposes herein, the term "person" shall mean any individual, corporation, partnership, group, association or other person, as such term is defined in Section 13(d)(3) or Section 14(d)(2) of the Exchange Act, other than the Corporation, a subsidiary of the Corporation or any employee benefit plan(s) sponsored or maintained by the Corporation or any subsidiary thereof, and the term "beneficial owner" shall have the meaning given the term in Rule 13d-3 under the Exchange Act.)

(ii)               Definition Applicable to Options subject to Code Section 409A: Notwithstanding the preceding provisions of Section 1(g)(i), in the event that any Options granted under the Plan are deemed to be deferred compensation subject to the provisions of Code Section 409A, then distributions related to such Options pursuant to a change of control may be permitted, in the Administrator's discretion, upon the occurrence of one or more of the following events (as they are defined and interpreted under Code Section 409A): (A) a change in the ownership of the Corporation, (B) a change in effective control of the Corporation, or (C) a change in the ownership of a substantial portion of the assets of the Corporation.

(h)               Code means the Internal Revenue Code of 1986, as amended.  Any reference herein to a specific Code section shall be deemed to include all related regulations or other guidance with respect to such Code section.

(i)                 Committee means the Compensation Committee of the Board which may be appointed to administer the Plan.

(j)                 Common Stock means the common stock of RF Micro Devices, Inc., no par value.

(k)               Corporation means RF Micro Devices, Inc., a North Carolina corporation, together with any successor thereto.

(l)                 Director means a member of the Board.

(m)             Director Compensation Plan means the RF Micro Devices, Inc. Director Compensation Plan, as it may be amended and/or restated from time to time.

(n)               Effective Date means the effective date of the Plan, as provided in Section 4.

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(o)               Employee means any person who is an employee of the Corporation or any Affiliate (including entities which become Affiliates after the Effective Date of the Plan).  For this purpose, an individual shall be considered to be an Employee only if there exists between the individual and the Corporation or an Affiliate the legal and bona fide relationship of employer and employee.

(p)               Exchange Act means the Securities Exchange Act of 1934, as amended.

(q)               Fair Market Value per share of the Common Stock shall be established in good faith by the Administrator and, unless otherwise determined by the Administrator, the Fair Market Value shall be determined in accordance with the following provisions: (A) if the shares of Common Stock are listed for trading on the New York Stock Exchange, the American Stock Exchange or the NASDAQ Stock Market, LLC ("NASDAQ Stock Market"), the Fair Market Value shall be the closing sales price per share of the shares on the New York Stock Exchange, the American Stock Exchange or the NASDAQ Stock Market (as applicable) on the date immediately preceding the date an Option is granted or other determination is made (such date of determination being referred to herein as a "valuation date"), or, if there is no transaction on such date, then on the trading date nearest preceding the valuation date for which closing price information is available, and, provided further, if the shares are not listed for trading on the New York Stock Exchange, the American Stock Exchange or the NASDAQ Stock Market, the Fair Market Value shall be the average between the highest bid and lowest asked prices for such stock on the date immediately or nearest preceding the valuation date as reported on the OTC Bulletin Board service, Pink OTC Markets (commonly known as the "pink sheets") or by a comparable inter-dealer quotation service; or (B) if the shares of Common Stock are not listed or reported in any of the foregoing, then the Fair Market Value shall be determined by the Administrator based on such valuation measures or other factors as it deems appropriate.  Notwithstanding the foregoing, the Fair Market Value shall be determined in accordance with Code Section 409A if and  to the extent required.

(r)                 Initial Option means an Option which may be granted to a Nonemployee Director upon initial election or appointment to the Board, as provided in Section 7.

(s)                Initial RSU means an RSU which may be granted to a Nonemployee Director upon initial election or appointment to the Board, as provided under the Director Compensation Plan and the 2003 Plan (or other applicable stock plan).

(t)                 Nonemployee Director means a Director of the Board who is not an Employee of the Corporation or an Affiliate and who is eligible to receive an Option pursuant to Section 6.

(u)               Nonqualified Option means an Option granted under Section 7 that is not intended to qualify as an incentive stock option under Code Section 422.

(v)               Option means a stock option granted to a Nonemployee Director under Section 7 that entitles the holder to purchase from the Corporation a stated number of shares of Common Stock, subject to the terms of the Plan and applicable Option Agreement.  An Option may be in the form of an Annual Option, an Initial Option or a Supplemental Option, as provided in Section 7.

(w)              Option Agreement means an agreement (which may be in written or electronic form, in the Administrator's discretion, and which includes any amendment or supplement thereto) between the Corporation and a Participant specifying the terms, conditions and restrictions of an Option granted to the Participant.  An Option Agreement may also state such other terms, conditions and restrictions, including but not limited to terms, conditions and restrictions applicable to shares or any other benefit underlying an Option, as may be established by the Administrator.

(x)               Option Period means the term of an Option, as provided in Section 7(f).

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(y)               Option Price means the price at which an Option may be exercised, as provided in Section 7(e).

(z)                Parent means a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code.

(aa)            Participant means a Nonemployee Director who has been granted an Option under the Plan.

(bb)           Plan means the RF Micro Devices, Inc. 2006 Directors Stock Option Plan, as amended and restated effective May 7, 2009, and as it may be hereafter amended and/or restated.

(cc)            Prior Plan means the Nonemployee Directors' Stock Option Plan of RF Micro Devices, Inc., as amended and restated.

(dd)           RSU means a restricted stock unit which may be granted to a Nonemployee Director in accordance with the terms of the Director Compensation Plan and the 2003 Plan (or other applicable stock incentive plan).  Such RSUs may be Initial RSUs, Annual RSUs and/or Supplemental RSUs.  RSUs shall not be granted under this Plan.

(ee)            Securities Act means the Securities Act of 1933, as amended.

(ff)              Subsidiary means a "subsidiary corporation," whether now or hereafter existing, as defined in Section 424(f) of the Code.

(gg)           Supplemental Option means a supplemental Option which may be granted to a Nonemployee Director pursuant to Section 7(d) herein.

(hh)           Supplemental RSU means a supplemental RSU which may be granted to a Nonemployee Director under the terms of the Director Compensation Plan and the 2003 Plan (or other applicable stock plan).

(ii)               Termination Date means the date of termination of a Participant's service on the Board for any reason, as determined by the Administrator in its discretion.

(jj)               2003 Plan means the 2003 Stock Incentive Plan of RF Micro Devices, as amended June 1, 2006, and as it may be further amended and/or restated.

2.                  Purpose.

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The purposes of the Plan are to compensate Nonemployee Directors for their service on the Board and encourage and enable such Directors to acquire or to increase their holdings of Common Stock in order to promote a closer identification of their interests with those of the Corporation and its shareholders, thereby further stimulating their efforts to enhance the efficiency, soundness, profitability, growth and shareholder value of the Corporation.  The Plan is also intended to further the efforts of the Corporation to attract and retain qualified Nonemployee Directors.  These purposes will be carried out through the granting of Options to Nonemployee Directors.  Such Options include (i) Initial Options granted to Nonemployee Directors upon their initial election or appointment to the Board (as defined above, "Initial Options"); (ii) Options granted to Nonemployee Directors on an annual basis (as defined above, "Annual Options"); and (iii) Options which may be granted to Nonemployee Directors on a supplemental basis (as defined above, "Supplemental Options").

3.                  Administration of the Plan.

(a)                The Plan shall be administered by the Committee unless the Board elects to assume administration of the Plan in whole or in part. Unless the Board determines otherwise, the Committee shall be comprised solely of two or more "non-employee directors," as such term is defined in Rule 16b-3 under the Exchange Act, or as may otherwise be permitted under Rule 16b-3.  For the purposes of the Plan, the term "Administrator" shall refer to the Board and, upon its delegation to the Committee of all or part of its authority to administer the Plan, to the Committee.

(b)               Subject to the provisions of the Plan, the Administrator shall have full and final authority in its discretion to take any action with respect to the Plan including, without limitation, the authority (i) to determine all matters relating to Options, (ii) to prescribe the form or forms of Option Agreements evidencing any Options granted under the Plan; (iii) to establish, amend and rescind rules and regulations for the administration of the Plan; and (iv) to construe and interpret the Plan, Options and Option Agreements made under the Plan, to interpret rules and regulations for administering the Plan and to make all other determinations deemed necessary or advisable for administering the Plan.  Except to the extent otherwise required under Code Section 409A, (i) the Administrator shall have the authority to accelerate the date that any Option which was not otherwise exercisable, vested or earned shall become exercisable, vested or earned in whole or in part without any obligation to accelerate such date with respect to any other Option granted to any recipient; and (ii) the Administrator also may modify or extend the terms and conditions for exercise or vesting of an Option. In addition to action by meeting in accordance with applicable laws, any action of the Administrator with respect to the Plan may be taken by a written instrument signed by all of the members of the Board or Committee, as appropriate, and any such action so taken by written consent shall be as fully effective as if it had been taken by a majority of the members at a meeting duly held and called.  No member of the Board or Committee, as applicable, shall be liable while acting as Administrator for any action or determination made in good faith with respect to the Plan, an Option or an Option Agreement.  The members of the Board and the Committee, as applicable, shall be entitled to indemnification and reimbursement in the manner provided in the Corporation's articles of incorporation and bylaws and/or under applicable law.

4.                  Effective Date; Plan Term

The Effective Date of the Plan shall be July 31, 2006.  The Plan was amended and restated effective May 7, 2009.  Options may be granted under the Plan on and after the Effective Date, but not after July 30, 2016.  Options that are outstanding at the end of the Plan term (or such earlier termination date as may be established by the Board pursuant to Section 9(a)) shall continue in accordance with their terms, unless otherwise provided in the Plan or an Option Agreement.

5.                  Shares of Stock Subject to the Plan; Option Limitations

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(a)                Shares of Stock Subject to the Plan:  Subject to adjustments as provided in Section 5(c), the aggregate number of shares of Common Stock that may be issued pursuant to Options granted under the Plan shall not exceed the sum of (i) 1,000,000 shares, plus (ii) any shares of Common Stock remaining available for issuance under the Prior Plan as of the Effective Date of the Plan, plus (iii) any shares subject to an option granted under the Prior Plan, which option at any time is forfeited, cancelled, terminated, expires or lapses for any reason without the issuance of shares pursuant to the option.  Shares delivered under the Plan shall be authorized but unissued shares or shares purchased on the open market or by private purchase.  The Corporation hereby reserves sufficient authorized shares of Common Stock to meet the grant of Options hereunder.

(b)               Shares Not Subject to Limitations: The following will not be applied to the share limitations of Section 5(a) above:  (i) dividends, including dividends paid in shares, or dividend equivalents paid in cash in connection with outstanding Options; (ii) any shares subject to an Option under the Plan which Option is forfeited, cancelled, terminated, expires or lapses for any reason or any shares subject to an Option which shares are repurchased or reacquired by the Corporation; and (iii) any shares surrendered by a Participant or withheld by the Corporation to pay the Option Price for an Option or shares used to satisfy any tax withholding requirement in connection with the exercise of an Option if, in accordance with the terms of the Plan, a Participant pays such Option Price or satisfies such tax withholding obligation by either tendering previously owned shares or having the Corporation withhold shares.

(c)                Adjustments: If there is any change in the outstanding shares of Common Stock because of a merger, consolidation or reorganization involving the Corporation or an Affiliate, or if the Board declares a stock dividend, stock split distributable in shares of Common Stock, reverse stock split, combination or reclassification of the Common Stock, or if there is a similar change in the capital stock structure of the Corporation or an Affiliate affecting the Common Stock, the number of shares of Common Stock reserved for issuance under the Plan shall be correspondingly adjusted, and the Administrator shall make such adjustments to Options and to any provisions of this Plan as the Administrator deems equitable to prevent dilution or enlargement of Options or as may be otherwise advisable.

6.                  Eligibility.

An Option may be granted only to an individual who is a Nonemployee Director on the date the Option is granted.

7.                  Grant and Exercise of Options

(a)                General:  Each Nonemployee Director who is otherwise eligible under this Section 7 shall be granted an Option or Options as provided in Section 7.  Such Options shall be designated as Nonqualified Options.

(b)               Grant of Initial Options Upon Initial Election or Appointment to the Board:

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(i)                 Unless a Nonemployee Director makes a proper election to receive an Initial RSU in exchange for all or 50% of the total value (as defined below) of an Initial Option as provided under the terms of the Director Compensation Plan, each Nonemployee Director who is first elected or appointed to the Board on or after the Effective Date shall receive an Initial Option to purchase 50,000 shares of Common Stock.  The date of grant of such an Initial Option shall be the fifth business day after the date of the annual meeting of shareholders as to those Nonemployee Directors who are first elected at an annual meeting of shareholders and the fifth business day after the date of election or appointment to the Board as to those Nonemployee Directors who are first elected or appointed to the Board other than at an annual meeting of shareholders.

(ii)        If a Director makes a proper election to receive an Initial RSU in lieu of the grant of all of the Initial Option, the Director shall not also be granted an Initial Option.  If a Director makes a proper election to receive an Initial RSU in lieu of 50% of the total value an Initial Option, the Director shall receive an Initial Option for a lesser number of shares of Common Stock, as described herein.  Such Initial Option shall be subject to all of the other terms applicable to Initial Options as provided in the Plan, except for the reduction in the number of shares subject to the Option.  If the Director elects to receive an Initial RSU in lieu of 50% of the total value of an Initial Option, the number of shares subject to his Initial Option shall be correspondingly reduced so that the aggregate of the value of the Initial Option plus the value of the Initial RSU does not exceed the total value of the Initial Option that would otherwise be granted under the Plan.  For the purposes herein, the "total value" of an Initial Option shall equal the number of shares subject to the Initial Option (that is, 50,000 shares) multiplied by the Black-Scholes value or similar methodology, as used for compensation expense valuation purposes in the Company's financial statements (the "Black-Scholes value") of the Option on (or as close in time as practicable to) the date of grant.  The "value" of an Initial RSU shall be determined by multiplying the number of shares subject to the Initial RSU by the Black-Scholes value of the RSU on (or as close in time as practicable to) the date of grant. The "value" of an Initial Option shall equal the number of shares subject to the Initial Option multiplied by the Black-Scholes value on (or as close in time as practicable to) the date of grant. If the Director elects to receive all of his Initial Equity Award (as defined in the Director Compensation Plan) in the form of an Initial RSU, the number of shares subject to the Initial RSU will be equal to the total value of the Initial Option divided by the Black-Scholes value for the RSU on (or as close in time as practicable to) the Grant Date.  If the Director elects to take 50% of the total value of his Initial Equity Award in the form of an Initial RSU and 50% of the total value in the form of an Initial Option, the number of shares subject to the Initial Option will be reduced by 50% and the number of shares subject to the Initial RSU will equal 50% of the total value of the Initial Option divided by the Black-Scholes value for the RSU on (or as close in time as practicable to) the Grant Date.  The value of a Director's Initial RSU plus the value of the Director's Initial Option shall be as close as practicable to, but may not exceed, the total value of the Initial Option.

(c)                Grant of Annual Options:

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(i)                 Unless a Director makes a proper election to receive an Annual RSU in exchange for all or 50% of the total value (as defined below) of an Annual Option as provided in the Director Compensation Plan, each Nonemployee Director also shall be granted, on an annual basis (commencing with the 2006 annual meeting of shareholders), an Annual Option to purchase 25,000 shares of Common Stock (or an Annual Option for 30,000 shares, in the case of the nonemployee chairman of the Board), provided that the Nonemployee Director continues to serve as a member of the Board as of the date of grant.  The date of grant of an Annual Option shall be the fifth business day after the date of the annual or other shareholders meeting at which Directors are elected.  However, notwithstanding the foregoing, with respect to a new Nonemployee Director who is appointed or elected other than at an annual meeting of shareholders, the number of shares subject to the first Annual Option to be granted to such Director shall be reduced by 25% for each three-month period (or portion thereof) that the Director is not in office since the most recent annual meeting of shareholders held prior to such Director's election or appointment.  Further, a Nonemployee Director elected for the first time to the Board at an annual meeting of shareholders shall only receive an Initial Option in connection with such election, and shall not also receive an Annual Option on the fifth business day following such meeting.

(ii)               If a Director makes a proper election to receive an Annual RSU in lieu of all of the total value of an Annual Option, he shall not also be granted an Annual Option for that year.  If a Director makes a proper election to receive an Annual RSU in lieu of 50% of the total value of an Annual Option, the Director shall receive an Annual Option for a lesser number of shares of Common Stock, as described herein.  Such Annual Option shall be subject to all of the other terms applicable to Annual Options as provided in the Plan, except for the reduction in the number of shares subject to the Option.  If the Director elects to receive an Annual RSU in lieu of 50% of the total value of an Annual Option, the number of shares subject to his Annual Option shall be correspondingly reduced so that the aggregate of the value (as defined below) of the Annual Option plus the value (as defined below) of the Annual RSU does not exceed the total value (as defined below) of the Annual Option that would otherwise be granted under the Plan.  For the purposes herein, the "total value" of an Annual Option shall equal the number of shares subject to the Annual Option (that is, 25,000 shares, or in the case of the nonemployee chairman of the Board, 30,000 shares) multiplied by the Black-Scholes value of the Option on (or as close in time as practicable to) the date of grant.  The "value" of an Annual RSU shall be determined by multiplying the number of shares subject to the Annual RSU by the Black-Scholes value of the RSU on (or as close in time as practicable to) the date of grant. The "value" of an Annual Option shall equal the number of shares subject to the Annual Option multiplied by the Black-Scholes value of the Option on (or as close in time as practicable to) the date of grant.  If the Director elects to receive all of his Annual Equity Award (as defined in the Director Compensation Plan) in the form of an Annual RSU, the number of shares subject to the Annual RSU will be equal to the total value of the Annual Option divided by the Black-Scholes value for the RSU on (or as close in time as practicable to) the Grant Date.  If the Director elects to take 50% of the total value of his Annual Equity Award in the form of an Annual RSU and 50% of the total value in the form of an Annual Option, the number of shares subject to the Annual Option will be reduced by 50% and the number of shares subject to the Annual RSU will equal 50% of the total value of the Annual Option divided by the Black-Scholes value for the RSU on (or as close in time as practicable to) the Grant Date.   The value of a Director's Annual RSU plus the value of the Director's Annual Option shall be as close as practicable to, but may not exceed, the total value of the Annual Option.

(d)               Grant of Supplemental Options:

(i)                 General:  The Administrator may from time to time authorize the grant of Supplemental Options to one or more Nonemployee Directors.  A Supplemental Option may be based on a fixed dollar amount, a fixed number of shares of Common Stock, a fixed Black Scholes value or such other valuation formula(s) or factors as the Administrator determines in its discretion.  The grant of a Supplemental Option to a Participant at any one time does not create in any Nonemployee Director the right to receive any additional Supplemental Options.

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(ii)               Number of Shares Subject to Supplemental Options:  The number of shares of Common Stock subject to any Supplemental Option to be awarded to a Nonemployee Director shall be reduced by the number of shares, if any, subject to any Supplemental RSUs granted to the Nonemployee Director pursuant to any election the Director has made in accordance with the terms of the Director Compensation Plan.

(iii)             Terms of Supplemental Options:  Unless the Administrator determines otherwise, the following terms shall apply: If the Administrator determines that a Supplemental Option is intended to supplement an Initial Option, such Supplemental Option shall be subject to the grant date, Option Price, Option Period, vesting, exercise and other terms and conditions of an Initial Option as provided in Section 7 herein.  If the Administrator determines that a Supplemental Option is intended to supplement an Annual Option, such Supplemental Option shall be subject to the grant date, Option Price, Option Period, vesting, exercise and other terms and conditions of an Annual Option, as provided in Section 7 herein.  If a Supplemental Option is not intended to supplement an Initial Option or an Annual Option, such Supplemental Option shall be subject to such vesting and other terms and may be determined by the Administrator, provided, however, that the provisions of Section 7(e) Section 7(f), Section 7(g), Section 7(h) and Section 7(i) shall apply to all Supplemental Options.

(e)                Option Price:  The price per share of Common Stock at which an Option may be exercised shall be 100% of the Fair Market Value per share of the Common Stock on the date the Option is granted.

(f)                 Option Period and Limitations on the Right to Exercise Options:  The Option Period of an Option shall be 10 years from the date of grant.  Initial Options shall become exercisable as provided in Section 7(f)(i).  Annual Options shall become exercisable as provided in Section 7(f)(ii).  Supplemental Options shall become exercisable as provided in Section 7(f)(iii).  To the extent that all or part of an Option becomes exercisable but is not exercised, such Option shall accumulate and be exercisable by the Director in whole or in part at any time before the expiration of the Option Period.  Any Option or portion thereof not exercised before expiration of the Option Period (or such earlier date as may be provided in Section 7(h) herein) shall terminate.

(i)                 Initial Options.  An Initial Option shall vest and become exercisable with respect to one-third of the shares subject to the Option on the date of grant.  An Initial Option shall vest and become exercisable with respect to the remaining two-thirds of the shares subject to the Option in two equal annual installments on each of the first and second anniversaries of the date of grant, so that an Initial Option will be vested and exercisable in full on the second anniversary of the date of grant, provided that the Nonemployee Director remains in service on each such vesting date.

(ii)               Annual Options.  An Annual Option shall vest and become exercisable on the date of grant.

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(iii)             Supplemental Options.  Unless the Administrator determines otherwise, the following terms shall apply:  If the Administrator grants a Supplemental Option that is intended to supplement an Initial Option, such Supplemental Option shall have the same vesting terms as those applicable to Initial Options, as provided in Section 7(f)(i) herein.  If the Administrator grants a Supplemental Option that is intended to supplement an Annual Option, such Supplemental Option shall have the same vesting terms as that applicable to Annual Options (i.e., fully vested at grant), as provided in Section 7(f)(ii) herein.  If the Administrator grants a Supplemental Option that is not intended to supplement either an Initial Option or an Annual Option, such Supplemental Option shall have such vesting terms, if any,  as may be established by the Administrator.

(g)               Manner of Exercise: An Option may be exercised by giving written notice to the Corporation in form acceptable to the Administrator at such place and subject to such conditions as may be established by the Administrator or its designee.  Such notice shall specify the number of shares to be purchased pursuant to an Option and the aggregate purchase price to be paid therefor and shall be accompanied by payment of such purchase price.  The total number of shares that may be acquired upon exercise of an Option shall be rounded down to the nearest whole share.  Unless an Option Agreement provides otherwise, such payment shall be in the form of cash or cash equivalent; provided that, if and to the extent permitted by the Administrator and applicable laws, rules and regulations (and subject to such terms and conditions as may be established by the Administrator), payment may also be made:

(i)                 By delivery (by either actual delivery or attestation) of shares of Common Stock owned by the Participant for such time period, if any, as may be determined by the Administrator;

(ii)               By shares of Common Stock withheld upon exercise;

(iii)             By delivery of written notice of exercise to the Corporation and delivery to a broker of written notice of exercise and irrevocable instructions to promptly deliver to the Corporation the amount of sale or loan proceeds to pay the Option Price;

(iv)             By such other payment methods as may be approved by the Administrator and which are acceptable under applicable law; and/or

(v)               By any combination of the foregoing methods.

Shares tendered or withheld in payment on the exercise of an Option shall be valued at their Fair Market Value as of the date of exercise.

(h)               Effect of Termination of Service on Right to Exercise:  Unless the Administrator determines otherwise (subject to any requirements imposed under Code Section 409A), in the event that a Participant terminates service as a Director, (i) an Option may be exercised only to the extent vested and exercisable on the Participant's Termination Date (unless the termination was for Cause), and must be exercised, if at all, prior to the close of the Option Period, and (ii) any Option (or portion thereof) which has not vested and become exercisable as of the Participant's Termination Date shall terminate as of the Participant's Termination Date.  If the services of a Nonemployee Director are terminated for Cause, his Option (whether vested or unvested) shall lapse and no longer be exercisable as of his Termination Date, as determined by the Administrator.

(i)                 Nontransferability: An Option shall not be transferable (including by sale, assignment, pledge or hypothecation) other than by will or the laws of intestate succession, except as may be permitted by the Administrator in a manner consistent with the registration provisions of the Securities Act.  Except as may be permitted by the preceding sentence, an Option shall be exercisable during the Participant's lifetime only by him or by his guardian or legal representative.  The designation of a beneficiary in accordance with the Plan does not constitute a transfer.

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8.                  No Right or Obligation of Continued Service

Neither the Plan, the grant of an Option nor any other action related to the Plan shall confer upon the Participant any right to continue in the service of the Corporation as a Director or to interfere in any way with the right of the Corporation to terminate the Participant's service at any time.  Except as may be otherwise provided in the Plan or an Option Agreement (or as may be otherwise determined by the Administrator), all rights of a Participant with respect to an Option shall terminate immediately upon the Participant's termination of service as a Director.

9.                  Amendment and Termination of the Plan

(a)                Amendment and Termination of Plan:  The Plan may be amended, altered and/or terminated at any time by the Board; provided, that (i) approval of an amendment to the Plan by the shareholders of the Corporation shall be required to the extent, if any, that shareholder approval of such amendment is required by applicable law, rule or regulation; and (ii) except for adjustments made pursuant to Section 5(c), the Option Price for any outstanding Option may not be decreased after the date of grant, nor may any outstanding Option be surrendered to the Corporation as consideration for the grant of a new Option with a lower Option Price than the original Option, without shareholder approval of any such action.

(b)               Amendment of Options:  The Administrator may amend, alter or terminate any Option granted under the Plan, prospectively or retroactively, but such amendment, alteration or termination of an Option shall not, without the consent of the recipient of an outstanding Option, materially adversely affect the rights of the recipient with respect to the Option.

(c)                Unilateral Authority of Administrator to Modify Plan and Options:  Notwithstanding Section 9(a) and Section 9(b) herein, the following provisions shall apply:

(i)                 The Administrator shall have unilateral authority to amend the Plan and any Option (without Participant consent and without shareholder approval, unless such shareholder approval is required by applicable laws, rules or regulations) to the extent necessary to comply with applicable laws, rules or regulations or changes to applicable laws, rules or regulations (including but not limited to Code Section 409A and federal securities laws).

(ii)               The Administrator shall have unilateral authority to make adjustments to the terms and conditions of Options in recognition of unusual or nonrecurring events affecting the Corporation or any Affiliate, or the financial statements of the Corporation or any Affiliate, or of changes in accounting principles, if the Administrator determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or necessary or appropriate to comply with applicable accounting principles.

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10.              Restrictions on Options and Shares

The Corporation may impose such restrictions on Options, shares and any other benefits underlying Options hereunder as it may deem advisable, including without limitation restrictions under the federal securities laws, the requirements of any stock exchange or similar organization and any blue sky, state or foreign securities laws applicable to such securities.  Notwithstanding any other Plan provision to the contrary, the Corporation shall not be obligated to issue, deliver or transfer shares of Common Stock under the Plan, make any other distribution of benefits under the Plan, or take any other action, unless such delivery, distribution or action is in compliance with all applicable laws, rules and regulations (including but not limited to the requirements of the Securities Act).  The Corporation may cause a restrictive legend to be placed on any certificate(s) for shares issued pursuant to exercise of an Option hereunder in such form as may be prescribed from time to time by applicable laws and regulations or as may be advised by legal counsel.

11.              Change of Control

(a)                Notwithstanding any other provision of the Plan to the contrary, and unless and Option Agreement provides otherwise (or as may otherwise be required under Code Section 409A), in the event of a Change of Control, all options outstanding as of the date of such Change of Control shall become fully vested and exercisable, whether or not then otherwise vested and exercisable.

(b)               Notwithstanding the foregoing, in the event of a merger, share exchange, reorganization or other business combination affecting the Corporation or an Affiliate, the Administrator may, in its sole and absolute discretion, determine that any or all Options granted pursuant to the Plan shall not vest or become exercisable on an accelerated basis, if the Corporation or the surviving or acquiring corporation, as the case may be, shall have taken such action, including but not limited to the assumption of options granted under the Plan or the grant of substitute options (in either case, with substantially similar terms or equivalent economic benefits as Options granted under the Plan), as in the opinion of the Administrator is equitable or appropriate to protect the rights and interests of participants under the Plan.  For the purposes herein, if the Committee is acting as the Administrator authorized to make the determinations provided for in this Section 11(b), the Committee shall be appointed by the Board, two-thirds of the members of which shall have been Directors of the Corporation prior to the merger, shall exchange, reorganization or other business combinations affecting the Corporation or an Affiliate.

12.              Compliance with Code Section 409A

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Notwithstanding any other provision in the Plan or an Option Agreement to the contrary, if and to the extent that Code Section 409A is deemed to apply to the Plan or any Option granted under the Plan, it is the general intention of the Corporation that the Plan and all such Options shall, to the extent practicable, comply with, or be exempt from, Code Section 409A, and the Plan and any such Option shall, to the extent practicable, be construed in accordance therewith.  Deferrals pursuant to an Option otherwise exempt from Code Section 409A in a manner that would cause Code Section 409A to apply shall not be permitted unless such deferrals are in compliance with Code Section 409A.  Without in any way limiting the effect of the foregoing, (i) in the event that Code Section 409A requires that any special terms, provisions or conditions be included in the Plan or any Option, then such terms, provisions and conditions shall, to the extent practicable, be deemed to be made a part of the Plan or Option, as applicable; and (ii) terms used in the Plan or an Option Agreement shall be construed in accordance with Code Section 409A if and to the extent required.  Further, in the event that the Plan or any Option shall be deemed not to comply with Code Section 409A, then neither the Corporation, the Administrator nor its or their designees or agents shall be liable to any Participant or other person for actions, decisions or determinations made in good faith.

13.              General Provisions

(a)                Shareholder Rights:  Except as otherwise determined by the Administrator, a Participant and his legal representative, legatees or distributees shall not be deemed to be the holder of any shares subject to an Option and shall not have any rights of a shareholder unless and until certificates for such shares have been issued and delivered to him or them under the Plan (or in the case of uncertificated shares, other written notice of ownership in accordance with applicable laws shall have been provided).  A certificate or certificates for shares of Common Stock acquired upon exercise of an Option shall be promptly issued in the name of the Participant or his beneficiary and distributed to the Participant or his beneficiary (or, in the case of uncertificated shares, other written notice of ownership in accordance with applicable laws shall be provided) as soon as practicable following receipt of notice of exercise and payment of the Option Price (except as may otherwise be determined by the Corporation in the event of payment of the Option Price pursuant to Section 7(g)(iii)).

(b)               Withholding: If and to the extent required by applicable laws, rules or regulations, the Corporation shall withhold all required local, state, federal, foreign and other taxes and any other amount required to be withheld by any governmental authority or law from any amount payable with respect to an Option.  Prior to the delivery or transfer of any certificate for shares or any other benefit conferred under the Plan, the Corporation shall require any recipient of an Option to pay to the Corporation in cash the amount of any tax or other amount required by any governmental authority to be withheld and paid over by the Corporation to such authority for the account of such recipient. Notwithstanding the foregoing, the Administrator may establish procedures to permit a recipient to satisfy such obligation in whole or in part, and any local, state, federal, foreign or other income tax obligations relating to such an Option, by electing (the "election") to have the Corporation withhold shares of Common Stock from the shares to which the recipient is entitled. The number of shares to be withheld shall have a Fair Market Value as of the date that the amount of tax to be withheld is determined as nearly equal as possible to (but not exceeding) the amount of such obligations being satisfied. Each election must be made in writing to the Administrator in accordance with election procedures established by the Administrator.

(c)                Section 16(b) Compliance:  To the extent that any Participants in the Plan are subject to Section 16(b) of the Exchange Act, it is the general intention of the Corporation that transactions under the Plan shall comply with Rule 16b-3 under the Exchange Act and that the Plan shall be construed in favor of such Plan transactions meeting the requirements of Rule 16b-3 or any successor rules thereto.

(d)               Unfunded Plan; No Effect on Other Plans:

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(i)                 The Plan shall be unfunded, and the Corporation shall not be required to create a trust or segregate any assets that may at any time be represented by Options under the Plan.  The Plan shall not establish any fiduciary relationship between the Corporation and any Participant or other person.  Neither a Participant nor any other person shall, by reason of the Plan, acquire any right in or title to any assets, funds or property of the Corporation or any Affiliate, including, without limitation, any specific funds, assets or other property which the Corporation or any Affiliate, in their discretion, may set aside in anticipation of a liability under the Plan.  A Participant shall have only a contractual right to the Common Stock or other amounts, if any, payable under the Plan, unsecured by any assets of the Corporation or any Affiliate.  Nothing contained in the Plan shall constitute a guarantee that the assets of such entities shall be sufficient to pay any benefits to any person.

(ii)               The amount of any compensation deemed to be received by a Participant pursuant to an Option shall not constitute compensation with respect to which any other benefits of such Participant are determined, except as otherwise specifically provided by the terms of such plan or as may be determined by the Administrator.

(iii)             The adoption of the Plan shall not affect any other stock incentive or other compensation plans in effect for the Corporation or any Affiliate, nor shall the Plan preclude the Corporation from establishing any other forms of stock incentive or other compensation for employees or service providers of the Corporation or any Affiliate.

(e)                Applicable Law:  The Plan shall be governed by and construed in accordance with the laws of the State of North Carolina, without regard to the conflict of laws provisions of any state, and in accordance with applicable federal laws of the United States.

(f)                 Beneficiary Designation:  The Administrator may permit a Participant to designate in writing a person or persons as beneficiary, which beneficiary shall be entitled to receive settlement of Options (if any) to which the Participant is otherwise entitled in the event of death.  In the absence of such designation by a Participant, and in the event of the Participant's death, the estate of the Participant shall be treated as beneficiary for purposes of the Plan, unless the Administrator determines otherwise. The Administrator shall have sole discretion to approve and interpret the form or forms of such beneficiary designation.  A beneficiary, legal guardian, legal representative or other person claiming any rights pursuant to the Plan is subject to all terms and conditions of the Plan and any Option Agreement applicable to the Participant, except to the extent that the Plan and/or Option Agreement provide otherwise, and to any additional restrictions deemed necessary or appropriate by the Administrator.

(g)               Gender and Number:  Except where otherwise indicated by the context, words in any gender shall include any other gender, words in the singular shall include the plural and words in the plural shall include the singular.

(h)               Severability:  If any provision of the Plan shall be held illegal or invalid for any reason, such illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

(i)                 Rules of Construction:  Headings are given to the sections of this Plan solely as a convenience to facilitate reference.  The reference to any statute, regulation or other provision of law shall be construed to refer to any amendment to or successor of such provision of law.

(j)                 Successors and Assigns:  The Plan shall be binding upon the Corporation, its successors and assigns, and Participants, their executors, administrators and permitted transferees and beneficiaries.

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(k)               Right of Offset:  Notwithstanding any other provision of the Plan or an Option Agreement, the Corporation may (subject to any Code Section 409A considerations) reduce the amount of any benefit otherwise distributable to or on behalf of a Participant by the amount of any obligation of the Participant to the Corporation that is or becomes due and payable.

IN WITNESS WHEREOF, this RF Micro Devices, Inc. 2006 Directors Stock Option Plan, as amended and restated effective May 7, 2009, is, by the authority of the Board of Directors of the Corporation, executed in behalf of the Corporation, effective as of the 7th day of May, 2009.

RF MICRO DEVICES, INC.

By:       /s/ Robert A. Bruggeworth

Robert A. Bruggeworth

Chief Executive Officer

ATTEST:

/s/ William A. Priddy, Jr.

Secretary/Asst. Secretary

[Corporate Seal]

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